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                                                  EXHIBIT 99(i)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECITON 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Dialysis Corporation of America (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Thomas K. Langbein, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ Thomas K. Langbein
                              --------------------------------------------
                              THOMAS K. LANGBEIN, Chief Executive Officer

Dated:  February  27,  2003



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